Exhibit 10.01

                             BASIC LEASE INFORMATION
                          CANYON PARK TECHNOLOGY CENTER
                         OFFICE BUILDING LEASE AGREEMENT

"Lease Date":                       as of November 30, 2004

"Tenant":                           Aradyme Corporation

"Address of Tenant/
Premises":                          1255 North Research Way
                                    Orem, Utah 84097
                                    Contact: Kirk Tanner | 801-756-9585

"Landlord":                         TCU Properties III, LLC, a Utah limited
                                    liability company

"Address of Landlord":              Canyon Park Management Company
                                    1501 North Technology Way
                                    Orem, Utah 84097
                                    Contact: Allen Finlinson
                                    Telephone: (801) 764-0005 Ext 399

"Landlord's Counsel":               Attn:  Monte Deere
                                    Bennett Tueller Johnson & Deere
                                    3865 S. Wasatch Blvd., Suite 300
                                    Salt Lake City, Utah 84109

"Adjusted Rental":                  "The sum of the annual Basic Rental and the
                                    annual Excess Operating Expenses and Excess
                                    Taxes.

"Base Year":                        2005

"Basic Rental":                     $140,000.00 per annum ($11,666.67 per month)
                                    The first month's rent and security deposit shall be due upon execution of the Lease.
                                    The Security Deposit shall be equal to the last month's rent. Tenant agrees that the Basic Rental shall increase on per rentable square feet basis on the following scheduled after the Lease Commencement Date.

                                            Months       Rate
                                            ------       ----
                                             1 - 13     $14.00
                                            14 - 26     $14.50
                                            27 - 39     $15.00
                                            40 - 52     $15.50
                                            53 - 65     $16.00

"Broker":                           Tenant is represented by Wyngate Properties,
                                    Inc., (Roger Woolstenhulme) and Landlord is represented by Coldwell Commercial NRT,
                                    (Brandon Fugal). Landlord shall pay a six percent (6%) Broker fee on this Lease. Three percent (4%) of the Broker Fee will go to Wingate Properties and three percent (2%) of the total Broker Fee shall be paid to Coldwell Banker and paid within 30 days of Tenant occupancy of the Premises.

"Building":                         The Building located in the Park known as
                                    "Canyon Park Technology Center" ("CPTC") and designated as Building Q on the site plan of the Park attached hereto as Exhibit A.

"Building L":                       Subject to availability and scheduling,
                                    Landlord shall allow Tenant to use the
                                    executive conference room in Building L free of charge for one business day each quarter throughout the Term of this Lease. To avoid scheduling conflicts, Tenant shall provide
                                    Landlord with as much advance notice as
                                    reasonably possible with regard to any dates
                                    Tenant desires to use the executive
                                    conference room.

"Building Services":                Standard building services as set forth
                                    herein shall be provided from 7 a.m. to 6
                                    p.m., Monday through Friday and 9 a.m. to 1 p.m. on Saturday, except Holidays. After hours heating, ventilating and air conditioning (HVAC) and electrical service shall be made available, provided and charged at the rate of $25.00 per hour with Tenant providing an honest report of after hours usage to the Landlord upon request. If
                                    Tenant requests after hours services
                                    requiring service personnel, Tenant will be charged for the cost of such service plus an additional charge of 15% of such cost to cover overhead.

"Common Building
Services":                          Exercise facilities, food service
                                    facilities, and other services available to all tenants in the Park provided in Building
                                    L. To the extent user fees charged at
                                    Building L do not cover all costs of
                                    providing such services to Park tenants and their employees, Tenant shall pay its share of the operating expenses deficit calculated by multiplying the total operating deficit for Building L by the RA under this Lease and then dividing such sum by the total RSF of the Park. Common Building Services expense to Tenant shall not exceed $1,000.00 annually.

"Commencement Date":                January 15, 2005, or as defined in the
                                    attached Exhibit H.

"Common Roadways":                  The private common roadways shown
                                    cross-hatched on Exhibit A-1.

"Estimated Excess
Operating Expenses":                Landlord's estimate of the Excess Operating
                                    Expenses, which shall be paid by Tenant to Landlord on a monthly basis after the Base
                                    Year.

"Estimated Excess
Taxes": Landlord's estimate of the Excess Taxes, which shall be paid by Tenant to Landlord on a monthly basis after the Base Year.

"Excess Operating
Expenses":                          (i) The amount by which the Operating
                                    Expenses Per Square Foot of RA (defined in
                                    Exhibit E) for any calendar year or portion thereof during the Lease Term exceeds the Base Year Operating Expenses Per Square Foot of RA (defined in Exhibit E) multiplied by
                                    (ii) the RA of the Premises.

"Excess Taxes":                     The product of (i) the amount by which the
                                    Taxes per Square Foot of RA (defined in
                                    Exhibit E) for any calendar year or portion thereof during the Lease Term exceeds the Taxes Per Square Foot of RA during the Base
                                    Year, multiplied by (ii) the RA of the
                                    Premises.

"Furniture":                        Landlord shall allow Tenant to use the
                                    furniture currently in the Premises and
                                    additional furniture needed at no charge to Tenant, and upon Tenant's reasonable advance request, shall provide at no charge additional furniture from existing inventory in the Park, provided such furniture is not being used by Landlord or other tenants and subject to availability, notwithstanding the above (a) such furniture shall include executive and modular configurations, and be consistent with and accommodate floor plan in Exhibit B, (b) increase in additional furniture is not to exceed a 10% increase over what is currently being used in Tenant
                                    Premises. Tenant shall have a 120 day
                                    "Assessment Period" to work out reasonable furniture needs for Tenant space before 10% cap is applied. Tenant is responsible for any items needing to be purchased over and above current inventory and for layout, design, delivery, and installation. Tenant is responsible for any damage to the furniture, normal wear and tear excepted.

"Guarantor":                        None

"Land": The land upon which the Building is located, which land is shown hatched on Exhibit A attached hereto.

"Leasehold Improvements":           Landlord shall provide Tenant Improvements
                                    consisting of new paint, carpet, cabling, electrical, fire suppression, office setup and furniture re-setting as shown on the site plan of the Premises attached hereto as Exhibit D free of charge to Tenant.

Leasehold Improvements/
1st floor lobby":                   Landlord shall upgrade the 1st floor lobby
                                    reception area as needed and mutually agreed upon between Landlord and Tenant at no cost to the Tenant. Approval of lobby upgrade will not be unreasonably withheld by Landlord or Tenant.

"Legal Requirements":               Laws and ordinances of all federal, state,
                                    county, and municipal governments, and
                                    rules, regulations, orders and directives of all departments, agencies or offices thereof, and of any other governmental, public or quasi-public authorities having jurisdiction over the Premises, the
                                    Property, the Park or any portion(s)
                                    thereof.

"Park": All of the Park Buildings together with all of the land in Canyon Park Technology Center outlined on Exhibit A attached hereto comprised of approximately 85 acres and all landscaping, driveways, roadways, parking areas and other improvements now or hereafter located on such land.

"Park Buildings":                   The Buildings located in the Park including,
                                    without limitation, Building Q, which Park
                                    Buildings are shown on the site plan of the Park attached hereto as Exhibit A.

"Parking":                          Parking shall be open and available on an
                                    unreserved basis in the parking areas shown on Exhibit A, provided Landlord may in its sole discretion designate parking spaces as reserved parking for individual tenants based on each tenant's proportionate premises square footage. Notwithstanding the above, Landlord shall reserve two (2) parking stalls, closest to the main entry, exclusively for the use of Tenant for $300.00 per stall per year. Payment shall be added to the monthly Basic Lease amount.
                                    Furthermore, Landlord agrees to paint an additional four (4) visitor parking stalls next to the reserved parking area for Tenant's Visitors free of charge.

"Permitted Use":                    Tenant shall use and occupy the Premises for
                                    general and executive offices and for no other use or purpose.

"Premises":                         The Premises are shown cross-hatched on the
                                    floor plan attached hereto as Exhibit B.

"Property":                         Collectively the Land, the Building together
                                    with all landscaping, driveways, parking areas and other improvements now or hereafter situated on the Land.

"Rent Abatement":                   Provided that Tenant is not in material
                                    breach of the Lease and no amount of
                                    Adjusted Rental is past due, the Basic
                                    Rental shall abate and be deemed timely paid by Tenant for the following five (5) months:
                                    February 2005, April 2005, June 2005, August
                                    2005 and October 2005 (collectively the
                                    "Free Rent Months"). Notwithstanding any other term or condition of this Lease, Tenant need not pay Landlord any Basic
                                    Rental for the Free Rent Months.

"Renewal Options":                  Tenant shall have the right, at Tenant's
                                    option, to extend the Term for one (1)
                                    additional period of five (5) years by
                                    giving written notice thereof to Landlord no later than six (6) months prior to the end of the initial Term, as applicable, provided that Tenant is not in default hereunder both at the time of giving of the renewal option notice and on the first day of the Renewal
                                    Term. The Basic Rental, concessions and
                                    tenant improvements shall be negotiated at fair market rental rate for the Premises at that time.

"Rentable Area (or "RA")
of the Premises":                   Total Premises are approximately 16,185
                                    rentable square feet. Tenant agrees to lease and occupy approximately 10,000 rentable square feet of the Premises from January 1, 2005 to December 31, 2005. Tenant agrees to lease and occupy the following rentable square feet increases on or before:

                         January 1, 2006    3,093 RSF for a total of 13,093 RSF
                         July 1, 2006       1,546 RSF for a total of 14,639 RSF.
                         January 1, 2007    1,546 RSF for a total of 16,185 RSF

"Restrictive
Covenants":                         The covenants set forth on Exhibit H
                                    attached hereto, and any amendments or
                                    additions thereto pursuant to Paragraph 44.

"Right of First Refusal":           Tenant shall have the Right of First Refusal
                                    on Q-24 & Q-25 space on the second floor of Building Q throughout the Term of the Lease.
                                    Upon the receipt of written notice that
                                    Landlord has received a bona fide offer (the
                                    "Offer") for the lease of suite Q-24 and Q-25 by a third party, Tenant shall have five (5) days to provide Landlord with an unequivocal, irrevocable, written commitment to lease space upon the terms set forth in the Offer. If Tenant fails to provide
                                    Landlord with such notice within such 5-day period, Landlord shall be free to lease suite Q-24 and Q-25 to the third party pursuant to the Offer. During the first twenty four (24) months of this Lease Term, and in the absence of a bona fide offer from a third party to lease available space in suite Q-24 and Q-25, Tenant shall have the right to lease suite Q-24 and Q-25 on the same base rent, terms and conditions as set forth in the Lease. After the first twenty four (24) months of the Lease Term, Landlord and Tenant shall negotiate in good faith at the then market rates.

"Security Deposit":                 $21,580.00 payable upon execution of the
                                    Lease.

"Security Services":                Landlord currently provides basic security
                                    services, which include card access,
                                    security patrols and limited camera
                                    surveillance. Landlord shall provide one access card, without charge but subject to change without notice, to each employee at the beginning of the Lease Term and to each new employee when they are employed. There will be a $15.00 charge, subject to adjustment without notice, to Tenant for each card that needs to be replaced or changed for any reason, and that is not returned at the end of the Lease. Landlord will provide two keys to the locks on the corridor doors entering the Premises, with additional keys to be furnished by the Landlord at Tenant's expense. The Landlord at Tenant's expense shall provide any keys or locks needed within the Premises.
                                    Landlord reserves the right to change these services upon notice.

"Shared Park Facilities":           The Common Roadways, Cafeteria, Fitness
                                    Center and other facilities of the Park
                                    described on Exhibit G attached hereto which are used in common on a non-exclusive basis by all tenants of the Park. Landlord reserves the right to change the availability and use of the Shared Park
                                    Facilities.

"Signage Rights":                   Tenant shall have signage rights on the
                                    exterior building monument sign, main level lobby directory and additional premise entry signage. Tenant shall have the right to install prominent exterior building signage at Tenant's sole cost and in accordance with city code, Canyon Park's standards and subject to Landlord's approval, which shall not be unreasonably withheld. Signage by Tenant shall be installed so lettering and or signage may be removed without significant difficulty or without damage to the Building. At the end of the Lease Term, Tenant shall bear all costs of removal and restoration of Building.

"Space Planner":                    Landlord agrees to pay the costs of space
                                    planning and blue prints to make the Tenant
                                    Improvements on Q-34 and Q-35.

"Term": The period commencing on the Commencement Date (as defined below) and, subject to and upon the terms and conditions set forth herein, or in any exhibit or addendum hereto, continuing for 65 calendar months thereafter, provided, however, that if the Commencement Date falls on a date other than the first day of a calendar month, the expiration date of the primary term shall be extended so as to give effect to the full term specified above in addition to the remainder of the calendar month during which the Commencement Date falls.

The foregoing Basic Lease Information is hereby incorporated into and made a part of the Lease attached hereto (the "Lease").

Each reference in the Lease to any of the information and definitions set forth in the Basic Lease Information shall mean and refer to the information and definitions hereinabove set forth and shall be used in conjunction with and limited by all references thereto in the provisions of the Lease. In the event of any conflict between any Basic Lease Information and the Lease. the Lease shall control.

LANDLORD:                                   TCU Properties III, LLC,
                                            a Utah limited liability company

Date: December 8, 2004                      By:  /s/ Allen Finlinson
                                            Name: Allen Finlinson
                                            Title: Vice President


TENANT:                                     Aradyme, a Utah Corporation

Date: December 8, 2004                      By:  /s/ Scott Mayfield
                                            Name: Scott Mayfield
                                            Title: CFO

                          CANYON PARK TECHNOLOGY CENTER
                         OFFICE BUILDING LEASE AGREEMENT

                                TABLE OF CONTENTS

Paragraph
No.

1. Definitions and Basic Provisions
2. Lease Grant
3. Rent
4. Security Deposit
5. Leasehold Improvements
6. Landlord's Obligations
7. Condition of Premises
8. Use
9. Tenant's Repairs and Alterations
10. Assignment and Subletting
11. Compliance with Laws
12. Indemnity
13. Subordination
14. Rules and Regulations
15. Inspection
16. Condemnation
17. Fire or Other Casualty
18. Holding Over
19. Taxes on Tenant's Property
20. Events of Default
21. Remedies
22. Landlord's Liability
23. Surrender of Premises
24. Attorneys' Fees
25. Mechanic's Liens
26. No Subrogation-Insurance
27. Brokerage
28. Building Name
29. Estoppel Certificates
30. Notices
31. Severability
32. Amendments; No Waiver; Binding Effect
33. Quiet Enjoyment
34. Gender
35. Joint and Several Liability
36. Certain Rights Reserved by Landlord
37. Notice to Lender
38. Captions
39. Miscellaneous
40. Force Majeure
41. Applicable Law

42. Third Party Rights
43. Americans with Disabilities Act
44. Site Plan and Restrictive Covenants
45 Security Services
46. Exhibits and Attachments

                  Exhibit A         - Site Plan of Park
                  Exhibit A-1       - Land Owned and Controlled by Landlord
                  Exhibit B         - Floor Plan of the Premises
                  Exhibit C         - Rules and Regulations
                  Exhibit D         - Leasehold Improvements
                  Exhibit E         - Operating Expenses
                  Exhibit F         - Bankruptcy
                  Exhibit G         - Shared Park Facilities
                  Exhibit H         - Commencement Date

                          CANYON PARK TECHNOLOGY CENTER
                         OFFICE BUILDING LEASE AGREEMENT


         THIS LEASE AGREEMENT is entered into as of the Lease Date set forth in the Basic Lease Information by and between the Landlord and the Tenant named in the Basic Lease Information.

1.       Definitions and Basic Provisions.

         The definitions and basic provisions set forth in the Basic Lease Information (the "Basic Lease Information") executed by Landlord and Tenant contemporaneously herewith are incorporated herein by reference for all purposes and shall be used in conjunction with and limited by the reference thereto in the provisions of this Lease. As used herein, the term "RA," when referring to the Premises (defined in the Basic Lease Information) shall mean and refer to the rentable area of the Premises measured in accordance with the Building Owners and Managers Association ("BOMA") method of measurement. The term "RA," when referring to the Building or any other Park Building, shall mean the aggregate total of all RA in the Building in question or in all of the Park Buildings, as applicable. The Landlord reserves the right to re-measure the Premises in accordance with BOMA standards, in which event the Basic Rental will be immediately adjusted to reflect the change in the RA of the Premises.

2.       Lease Grant.

         Landlord, in consideration of the rent to be paid and the other covenants and agreements to be performed by Tenant and upon the terms hereinafter stated, does hereby lease, demise and let unto Tenant the Premises commencing on the Commencement Date and ending on the last day of the Term unless sooner terminated as herein provided.

3.       Rent.

         (a) Tenant shall pay to Landlord Adjusted Rental, which is the sum of the monthly Basic Rental, the monthly Excess Operating Expenses and the monthly Excess Taxes (as defined in the Basic Lease Information), as estimated by Landlord from time to time, in monthly installments in advance on the first day of each month in lawful money of the United States to Landlord at its address set forth above (or such other address as Landlord shall designate in writing to Tenant) without notice or demand and without any abatement, deduction or set-off, for each month of the entire Term. Payments shall be due the first day of each month but not deemed late until the 5th of each month, providing a 5 day grace period in which normal Tenant accounting procedures can process checks without special handling requirements. One such monthly installment, shall be payable by Tenant to Landlord upon the execution of this Lease. A like monthly installment shall be due and payable without demand beginning on the first day of the calendar month immediately following the month in which the Commencement Date occurs and continuing thereafter on or before the first day of each succeeding calendar month during the Lease Term. Rent for any fractional month at the beginning of the Lease Term shall be prorated based on one-three hundred sixty-fifth (1/365) of the current annual Adjusted Rental for each day of the partial month this Lease is in effect, and shall be due and payable on or before the first day of the calendar month immediately following the month in which the Commencement Date occurs.

         (b) During the Term of this Lease, the Basic Rental shall be increased at the beginning of each lease year by $0.50 per square foot. The dates described in this Section for computing the adjustment in Basic Rental are hereinafter sometimes referred to collectively as "Rental Adjustment Dates" and singularly as a "Rental Adjustment Date". After each Rental Adjustment Date, the rent as increased shall be deemed the Basic Rental for all purposes of this Lease.

         (c) If all of any sum due under this Lease is not received by its due date, then Tenant, to the extent permitted by law, shall pay, in addition to the sum owed, a late payment charge equal to ten percent (10%) of the sum (or portion thereof) which is overdue. If a check remitted to pay any sum due to Landlord hereunder shall not be honored upon presentment for payment, then Tenant in addition to the amount owed, shall pay to Landlord on demand a fee of five percent (5%) of the amount owed. Following the dishonor of any check presented for payment, Landlord may require all further payments to be made hereunder to be made by certified check or money order. Also, if Landlord does not receive any Adjusted Rental within thirty (30) days after the due date thereof, or fails to pay any sum (other than Adjusted Rental) which at any time becomes due to Landlord under any provision of this Lease as and when the same becomes due hereunder, then, in either such event, Tenant shall pay Landlord interest on such overdue amounts from the due date thereof until paid at an annual rate (the "Past Due Rate") which equals the lesser of (i) twelve percent (12%) or (ii) the highest rate then permitted by law. All late payment charges and fees for dishonored checks are to reimburse Landlord for additional costs and expenses which Landlord presently expects to incur in connection with the handling and processing of late or dishonored payments. Provision for such late charge, interest or fee for dishonor shall be in addition to all other rights and remedies available to Landlord hereunder or at law or in equity and shall not be construed as liquidated damages or limiting Landlord's remedies in any manner.

         (d) Tenant's covenants and obligations to pay Adjusted Rental and all additional rental (collectively, the "Rent") hereunder are unconditional and independent of any other covenant or condition imposed on either Landlord or Tenant, whether under this Lease, at law or in equity.

4.       Security Deposit.

         The Security Deposit equal to the last month's Basic Rent is due upon execution of the Lease. Landlord shall hold the Security Deposit without liability for interest and as security for the performance by Tenant of Tenant's obligations under this Lease. Tenant agrees that such deposit will not be considered an advance payment of rental or a measure of Landlord's damages in case of default by Tenant. Landlord may, from time to time, without prejudice to any other remedy, use such deposit to make good any arrearage in any amount due hereunder and to reimburse Landlord for any other damage, injury, expense or liability caused to Landlord by any breach of this Lease. Following any such application of the Security Deposit, Tenant shall pay to Landlord on demand the amount so applied in order to restore the Security Deposit to its original amount. If Tenant is not then in default hereunder, one-half (1/2) of any remaining balance of the Security Deposit shall be returned by Landlord to Tenant within a reasonable period of time after the expiration of this Lease. The balance of the Security Deposit shall be held by Landlord until final computation of any sums (such as the Excess Operating Expenses) which Tenant may owe under this Lease. If Landlord transfers its interest in the Premises during the Lease Term, Landlord may assign the Security Deposit to the transferee and thereafter shall have no further liability for the return of the Security Deposit. Landlord shall not be required to keep the Security Deposit separate from its general funds.

5.       Leasehold Improvements.

         If Landlord has agreed to construct improvements upon the Premises, such improvements shall be installed as provided in Exhibit D attached hereto.

6.       Landlord's Obligations.

         (a) Subject to the following limitations, Landlord shall furnish Tenant while Tenant is occupying the Premises and performing all of its obligations under this Lease, facilities to provide (i) water (hot and cold) for lavatory and cleaning purposes at those points of supply provided for general use of tenants in the Building; (ii) heated and refrigerated air conditioning in season, during Customary Business Hours (defined below), and at such temperatures and in such amounts as are reasonably considered by Landlord to be standard; (iii) janitorial service to the Premises as is reasonably considered by Landlord to be standard on weekdays other than Holidays (as hereinafter defined) and such window-washing as may from time to time in Landlord's judgment reasonably be required; (iv) elevator service in common with other tenants; provided that Landlord may limit the number of elevators in operation at times other than Customary Building Hours; and (v) replacement of Building standard light bulbs and fluorescent tubes. Also, Landlord shall maintain the public and common areas of the Building in reasonably good order and condition; provided, however, that Tenant shall reimburse Landlord for the cost of repairing any damage to such areas occasioned by Tenant, or its employees, contractor's agents or invitees. The cost of these facilities and services shall be included in Operating Expenses (as defined in Exhibit E). If Tenant desires any of the services specified in this Paragraph 6 at a time or in an amount other than times or amounts herein designated, such excess service or services shall be supplied to Tenant, subject to availability, upon Tenant's request for such services, which request shall be made in accordance with Landlord's normal operating procedures. Tenant shall pay to Landlord as additional rent the cost of such excess service or services (which may include a charge for depreciation of Landlord's equipment) within fifteen (15) days after Tenant's receipt of a bill therefor. "Customary Business Hours" means 7:00 a.m. to 6:00 p.m. Monday through Friday, and Saturday 9:00 a.m. to 1:00 p.m., except Holidays. "Holidays" means New Year's Day, Martin Luther King Day, Presidents Day, Memorial Day, the Fourth of July, Labor Day, Thanksgiving Day, the Friday following Thanksgiving and Christmas Day. After hours heating, ventilating, air conditioning (HVAC) and electrical service shall be made available, provided and charged at the rate of $25.00 per hour with the Tenant providing an honest report of after hours usage to the Landlord upon request. Random and occasional usage of facilities by Tenant employees before or after "Customary Business Hours" in order to respond professionally to immediate and short term needs of clients and partners, nationally and internationally, is not deemed as after hours usage requiring HVAC, reporting or additional rent. If Tenant requests after hours services requiring service personnel, Tenant will be charged for the cost of such service plus an additional charge of 15% of such cost to cover overhead.

         (b) Landlord shall make available to Tenant electric power facilities in the Premises sufficient to furnish power for lighting, personal computers, typewriters, voice writers, calculating machines and other machines of similar low electrical consumption; provided, however, that Landlord shall not provide power in excess of five (5) watts per square foot of RA of the Premises. If, in Landlord's judgment, Tenant's use of power exceeds that permitted by the preceding sentence, Tenant shall bear the entire cost of the excess, including without limitation, the cost of any metering devices which may be necessary to determine the amount of such excess. Landlord shall also make available electric lighting and current for the common areas of the Building in the manner and to the extent deemed by Landlord to be standard.

         (c) Landlord's obligation to make available the utilities described in this Paragraph 6 is subject to the rules and regulations of the suppliers of utilities and of any municipal or other governmental authority regulating the business of providing utility services. Landlord shall not be responsible or liable to Tenant for any loss, damage or expense that Tenant may sustain or incur if either the quantity or character of any utility service is changed. Any riser or risers or wiring to meet Tenant's excess electrical requirements will be installed by Landlord at Tenant's sole cost and expense (if approved by Landlord in accordance with Paragraph 9 below). If heat generating machines, equipment, fixtures or devices of any nature whatsoever which affect the temperature otherwise maintained by the air conditioning system are used in the Premises by Tenant, Landlord may install supplementary air conditioning units in the Premises at Tenant's expense (including the cost of installation and the cost of operation and maintenance thereof).

         (e) Landlord's failure to any extent to make available, or any slowdown, stoppage or interruption of, the services set forth in this Paragraph 6 resulting from any cause beyond Landlord's control (as defined in Paragraph
40) shall not render Landlord liable in any respect for damages to person, property or business, nor be construed an eviction of Tenant or work an abatement of Rent, nor relieve Tenant from fulfilling any covenant or agreement hereof; however, Landlord shall use reasonable efforts (and shall not be required to employ any workers at overtime rates) to resume said services in a timely manner.

7. Condition of Premises. TENANT EXPRESSLY ACKNOWLEDGES THAT (A) TENANT HAS THOROUGHLY EXAMINED THE PREMISES AND TAKES AND ACCEPTS THE PREMISES IN ITS "AS IS" CONDITION ON THE COMMENCEMENT DATE, (B) LANDLORD AND LANDLORD'S AGENTS AND EMPLOYEES HAVE MADE NO REPRESENTATIONS OR WARRANTIES AS TO THE CONDITION OF THE PREMISES, THE BUILDING, THE PROPERTY OR THE PARK, NOR HAS LANDLORD MADE ANY COMMITMENTS TO REMODEL, REPAIR OR REDECORATE, EXCEPT AS EXPRESSLY SET FORTH HEREIN AND (C) LANDLORD EXPRESSLY DISCLAIMS ANY IMPLIED WARRANTY THAT THE PREMISES ARE SUITABLE FOR TENANT'S INTENDED COMMERCIAL PURPOSE. TENANT EXPRESSLY WAIVES AND RELEASES LANDLORD FROM ANY OF SAME.

8.       Use.

         (a) Tenant shall use the Premises only for the Permitted Use (as defined in the Basic Lease Information). Tenant shall not occupy or use the Premises, or permit any portion of the Premises to be occupied or used, for any business or purpose other than the Permitted Use or for any use or purpose which is unlawful in part or in whole or deemed by Landlord to be disreputable in any manner or extra hazardous on account of fire, nor permit anything to be done that will in any way invalidate or increase the rate of insurance on the Building or its contents. Tenant shall promptly upon demand reimburse Landlord for any additional premium charged for any such insurance by reason of Tenant's failure to comply with the provisions of this Paragraph. Tenant will conduct its business and control its agents, employees and invitees in such a manner as not to create any nuisance, interfere with, annoy or disturb other tenants or interfere with Landlord in the management of the Building, the Property or the Park. Tenant will maintain the Premises in a clean, healthful and safe condition and will comply with all laws, ordinances, orders, rules and regulations of all state, federal, municipal and other agencies or bodies having jurisdiction over the Premises and governing the use, condition or occupancy of the Premises, whether existing as of the Commencement Date or enacted subsequent thereto.

         (b) If any governmental license or permit shall be required for the proper and lawful conduct of Tenant's business in the Premises or any part thereof, Tenant shall duly procure and thereafter maintain such license or permit and submit the same to Landlord. Landlord agrees to cooperate with Tenant and to execute such applications, certificates and other documents as Tenant shall reasonably request in order for Tenant to procure or maintain any such license or permit, provided that same is at no cost or expense to Landlord.

Tenant shall at all times comply with the terms and conditions of each such license or permit. Tenant shall not at any time use or occupy, or suffer or permit anyone to use or occupy the Premises, or do or permit anything to be done in the Premises, in any manner which (i) violates the existing, permanent Certificate of Occupancy for the Premises; (ii) causes or is likely to cause injury to the Building or any equipment, facilities or systems therein; (iii) constitutes a violation of the Legal Requirements; (iv) materially impairs the character, reputation or appearance of the Building as Class A office Buildings; or (v) materially impairs the proper and economic maintenance, operation and repair of the Building and/or its equipment, facilities or systems.

9.       Repairs and Alterations.

         (a) Tenant shall keep and maintain the Premises in a good, clean condition of repair and maintenance. Tenant shall not damage or injure the Premises. If any repairs or maintenance required to be performed by Tenant are not commenced within fifteen (15) days and completed within thirty (30) days after Landlord notifies Tenant of the need for same, Landlord may make such repairs or replacement, and Tenant shall pay the cost thereof (plus an additional charge of fifteen percent (15%) of such cost to cover overhead) to Landlord within fifteen (15) days after Tenant's receipt of a statement from Landlord. Tenant further agrees not to commit or allow any waste or damage to be committed on any portion of the Property, and at the termination of this Lease, by lapse of time or otherwise, Tenant shall deliver up the Premises to Landlord in as good condition as at the Commencement Date, ordinary wear and tear excepted. Except as may be set forth in Exhibit D, Landlord shall not be required to make any improvements or repairs of any kind or character on or to the Property, or any portion thereof, during the Lease Term. Notwithstanding the foregoing, Landlord shall make all necessary repairs to the Building components servicing or supporting, but located outside, the Premises, including without limitation the foundation, outside walls, interior load-bearing walls, roof, load-bearing beams, and other major structural components of the Building and treat such repairs as Operating Expenses (as defined in Exhibit E), unless the need for such repair arises out of (1) the performance by Tenant of any alterations or other work, (2) any act or omission of Tenant or its employees, invitees or contractors or (3) the installation of any equipment, fixtures or property by Tenant in the Premises or the moving of the foregoing in or out of the Premises, in which event Tenant shall be responsible to make the repairs.

         (b) Tenant, without the prior written consent of Landlord, shall not paint, install lighting or decorations (except wall hangings), or install any signs, window or door lettering or advertising media of any type on or about the Property, or any part thereof, or make any other alterations, improvements or physical additions in or to the Property, or any part thereof. At the termination of the Lease, at Landlord's option and subject to the Landlord's right to retain improvements desired by Landlord, Tenant shall restore any portions of the Premises altered, added to, or improved by Tenant to the original condition. Notwithstanding the Tenant's duty hereunder to remove its, any alterations, additions, or improvements, including without limitation any HVAC, power supply, or other equipment attached to the Premises, whether temporary or permanent in character, made in or upon the Property shall, at Landlord's sole discretion and option, be Landlord's property on termination of this Lease and shall remain on the Property without compensation to Tenant. All furniture and unattached, movable equipment and trade fixtures kept in the Premises by Tenant shall be removed by Tenant at the termination of this Lease. If the items are not removed, Landlord may elect that such items will become Landlord's property. If removal occurs, Tenant, at Tenant's expense, shall repair and restore to its original condition any portion of the Premises which is damaged by such removal. All such installations, removals and restorations shall be accomplished in a good workmanlike manner so as not to damage the Premises or the primary structure or structural qualities of the Building or any plumbing or electrical lines or other utility facilities. All contractors used by Tenant in performance of any alterations or other work in the Premises shall be subject to the approval of Landlord, such approval not to be unreasonably withheld provided that with respect to any structural, mechanical or electrical work (regardless of the cost thereof) Tenant will use Landlord's contractors. Landlord shall include any alternate contractors recommended by Tenant in the good faith competitive bid process for any proposed work. If the cost of the alterations or other work to be performed by Tenant as reasonably estimated by Landlord shall exceed $30,000 (i) Landlord shall have the right to approve the Tenant's architect, which approval shall not be unreasonably withheld, unless

Tenant agrees to use Landlord's architect and (ii) Tenant may either use Landlord, Landlord's property manager or Landlord's outside construction manager as construction manager for the project and pay to such construction manager a fee equal to 3% of the cost of such alteration work or use its own construction manager with the prior written consent of Landlord, which consent shall not be unreasonably withheld. Notwithstanding anything herein to the contrary, with respect to any non-structural alteration which (i) does not affect any Building system or any portion of the Building outside the Premises and (ii) does not cost more than $30,000, the consent of Landlord will not be unreasonably withheld or delayed. In addition, with respect to painting and other cosmetic work that does not cost more than $30,000 in the aggregate, Landlord's consent shall not be required provided Landlord receives at least 10 days advance notice thereof. Promptly after Tenant completes any alteration, it will deliver to Landlord a set of as-built drawings.

10.      Assignment and Subletting.

         (a) Tenant shall not, either voluntarily or by operation of law, assign all or any portion of this Lease, nor sublet the Premises or any part thereof, nor permit the Premises or any part thereof to be occupied by any person other than Tenant or Tenant's employees, without the prior written consent of Landlord. If Tenant desires to assign this Lease or sublet the Premises or any part thereof, Tenant shall so notify Landlord at least sixty (60) days prior to the date on which Tenant desires to make such assignment or sublease, which notice shall contain all material terms of the proposed assignment or sublease and financial information regarding the proposed assignee or subtenant as a condition of such sublease or assignment, Landlord may require plans to verify compliance with Building and fire codes. Landlord may assess its reasonable out of pocket costs for review of such plans. If Tenant assigns this Lease without Landlord's written approval, Landlord shall have the option to immediately terminate this Lease with written notice to Tenant that Landlord elects to terminate this Lease as of the date of said assignment. If Tenant sublets more than 50% of the RA of the Premises, Landlord shall have the option within thirty
(30) days after receipt of such notice to notify Tenant in writing that Landlord elects to terminate this Lease as of the date specified by Tenant for such subletting. If Landlord fails to timely exercise the foregoing recapture right or if the requested sublease does not trigger a recapture right on behalf of Landlord, then Landlord shall have forty-five (45) days after receipt of such notice to notify Tenant whether Landlord consents to such an assignment or subletting. Landlord shall not unreasonably withhold or delay its consent to a subletting or assignment provided that (a) the sublessee under any such subletting shall be such person or entity as in the Landlord's judgment is of a character and engaged in a business such as is in keeping with the standards of the Park and its occupancy, (b) the sublessee shall have sufficient net worth to perform its obligations under its sublease, (c) the sublessee shall not be a (i) government or a governmental authority or a subdivision or an agency of any government or any governmental authority, (ii) a tenant of the Landlord elsewhere in the Park, (iii) an entity or person with whom the Landlord has negotiated (for purposes hereof, "negotiated" shall mean exchanging of written proposals, leases being prepared or drafts distributed and modified) for a proposed lease of space in the Park at any time during the six (6) month period prior to the receipt of said notice by the Landlord or (iv) competitor of Landlord and (d) the space so to be sublet shall be regular in shape. If Landlord fails to notify Tenant in writing of such election within said forty-five (45) day period, Landlord shall be deemed to have denied consent to such assignment or sublease. If Landlord consents to a sublease, Tenant shall provide, at its expense, direct access from the sublet space to a public corridor of the Building in accordance with plans and specifications approved by Landlord. No assignment or subletting by Tenant shall relieve Tenant of any obligations under this Lease. Landlord's consent to any assignment, sublease or other transaction shall not be deemed a consent to any other or subsequent transaction.

         (b) If Landlord consents to any subletting or assignment by Tenant as hereinabove provided and the rent, additional rent and other consideration received by Tenant under or relating to such sublease exceeds the Rent payable to Landlord under this Lease, or if Tenant receives any consideration from the assignee under any such assignment, then 100% of such excess rents and consideration under or relating to such sublease or 100% of such consideration for any assignment shall automatically be due and payable by Tenant to Landlord as additional rent hereunder.

         (c) Landlord may transfer and assign, in whole or in part, its rights and obligations hereunder concurrently with the transfer and assignment of all or any portion of the Park and in such event and upon assumption by the transferee of Landlord's obligations hereunder (any such transferee to have the benefit of, and be subject to, the provisions of this Lease), no further liability or obligation shall thereafter accrue against Landlord hereunder.

         (d) If Tenant is a corporation, then any merger, consolidation, dissolution or liquidation, or any change (whether in one or a series of transactions) in ownership or power to vote of fifty percent (50%) or more of its outstanding voting stock shall constitute an assignment of this Lease requiring the consent of Landlord. If Tenant is a partnership, joint venture or other entity, then any liquidation or dissolution, or any transfer of ownership of interests totaling fifty percent (50%) or more of the total interests in such entity (whether in one or a series of transactions) shall constitute an assignment of this Lease requiring the consent of Landlord. The provisions of this clause (d) shall not be applicable so long as the stock of Tenant is traded on the OTCBB, NASDAQ, or other registered national securities exchange.

         (e) Tenant agrees that it shall not place (or permit the placement of) any signs on or about the Premises or the Park, nor conduct (or permit anyone to conduct) any public advertising which includes any pictures, renderings, sketches or other representations of any Building (or a portion thereof) with respect to any proposed assignment or subletting of the Premises, without Landlord's prior written consent. In all events, Tenant shall comply with all applicable governmental regulations.

         (f) Tenant shall not mortgage, pledge, hypothecate or otherwise encumber (or grant a security interest in) this Lease or any of Tenant's rights hereunder

         (g) Landlord may terminate this Lease if Tenant sells, transfers, exchanges, distributes, or otherwise disposes of more than thirty percent (30%) of its assets in a single transaction or series of related transactions, (except in the ordinary course of business, in a public offering of the Tenant's stock, or in a merger or acquisition) unless after such disposition, the net worth of Tenant as demonstrated to the reasonable satisfaction of Landlord is an amount acceptable to the Landlord.

         (h) If Tenant assigns this Lease or sublets all or substantially all of the Premises, any option then held by Tenant (such as an option to renew this Lease or to expand the size of the Premises) shall terminate automatically upon the assignment or sublease unless approved otherwise by Landlord.

         (i) Tenant shall pay Landlord's reasonable expenses incurred in reviewing any request by Tenant under this Paragraph upon demand.

         (j) If the Premises or any part thereof are sublet or used or occupied by anyone other than Tenant, whether or not in violation of this Lease, Landlord may, after default by Tenant and expiration of Tenant's time to cure such default, collect rent from the subtenant or occupant. Landlord may apply the net amount collected to the Rent, but no such subletting, occupancy or collection shall be deemed a waiver of any of the provisions of this Paragraph 10 or the acceptance of the subtenant or occupant as tenant, or a release of Tenant from the performance of Tenant's obligations under this Lease. Landlord's consent to any subletting or use or occupancy by others shall not relieve Tenant of its obligation to obtain Landlord's written consent to any other subletting, use or occupancy by others.

11. Compliance with Laws. Tenant shall comply with all Legal Requirements which relate to Tenant's use of the Premises or Tenant's method of operation therein, or impose any violation, order or duty on Tenant by reason thereof. Tenant shall pay all the costs, expenses, penalties and damages which may be imposed upon Landlord by reason of Tenant's failure to fully and promptly comply with and observe the provisions of this Paragraph. Landlord shall comply with all Legal Requirements which relate to the Shared Park Facilities. Landlord agrees to remedy any non-compliance with Legal Requirements elsewhere in the Park if such non-compliance has the effect of preventing or hindering Tenant from obtaining a permit, certificate or approval that Tenant is entitled to obtain hereunder from local authorities.

12.      Indemnity.

         (a) Landlord shall not be liable or responsible to Tenant for any loss or damage to any property or person occasioned by theft, act of God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition or order of governmental body or authority, or for any damage or inconvenience that may arise through repair or alteration of any part of the Building or any part of the Park, or failure to make any such repairs unless caused by the gross negligence or willful misconduct of Landlord. In addition, Landlord shall not be liable to Tenant, or to Tenant's agents, servants, employees, customers or invitees and Tenant shall indemnify, defend and hold harmless Landlord of and from all fines, suits, claims, demands, losses, liabilities, actions and costs (including court costs and attorneys' fees, at trial and on appeal) arising in whole or in part from (i) any injury to person or damage to property caused by any act, omission or neglect of Tenant, Tenant's agents, servants, employees, customers or invitees, (ii) Tenant's use of the Premises or the conduct of Tenant's business or profession, (iii) any activity, work, or thing done, permitted or suffered by Tenant in or about the Premises or (d) any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease unless caused by the gross negligence or willful misconduct of Landlord.

         (b) Tenant shall not (i) do any act or thing in respect of the Premises, or use or occupy the Premises, or conduct Tenant's business in any manner, or (ii) permit or suffer to be done any act or thing or fail to act in respect of the Premises, whereby the fire insurance or any other insurance then in effect for the Building, the Property or any other part of the Park or any part thereof shall become void or suspended or whereby any insurance premiums maintained by Landlord (or imputed premiums, if Landlord self-insures) shall be higher than those which would normally have been in effect for the occupancy contemplated under the Permitted Uses in accordance with the terms and provisions of this Lease. In case of a breach of the provisions of this Paragraph, if the breach is not due to circumstances beyond Tenant's reasonable control and if Tenant shall not have remedied the breach within ten (10) days of Landlord's written notice of the breach to Tenant, then in addition to all other rights and remedies of Landlord hereunder, Tenant shall (i) indemnify and hold Landlord and its affiliates harmless from and against any loss which would have been covered by insurance which shall have become void or suspended because of such breach by Tenant, and (ii) pay to Landlord any and all increases of premiums (including imputed premiums) on any insurance resulting from any such breach.

         (c) Tenant shall defend, indemnify and hold harmless Landlord, its affiliates and its or their officers, directors, employees and agents, ("Landlord's Indemnities") from and against any and all claims arising from or in connection with (i) any work or thing whatsoever done in the Premises by or for Tenant, (ii) any act or any condition created in the Premises by Tenant or any of its subtenants, or its or their-agents, employees, invitees or contractors, or (iii) any accident, bodily injury (including death) or damage to property, including damage to property or injury of Tenant or its employees, agents, contractors, or invitees occurring in the Premises, unless (i) caused by the gross negligence of Landlord, its agents, employees, or contractors, or (ii) caused by or relating to any breach or default by Landlord in the full and prompt performance of Landlord's obligations under this Lease which remains uncured beyond a reasonable period of time after Landlord is given notice thereof by Tenant.

         (d) Notwithstanding any provision to the contrary, Tenant shall look solely to Landlord's interests in the Park in the event of any claim against Landlord arising out of this Lease. No other properties or assets of Landlord or any agent or employee of Landlord shall be subject to levy, execution or other enforcement procedures for the satisfaction of any remedy of Tenant arising out of this Lease. Landlord in no event shall be liable for consequential damages arising out of any loss of use of the Demised Premises or any equipment or facilities therein by Tenant or any person claiming through Tenant.

         (e) The indemnity and hold harmless agreements in this Paragraph shall include indemnification from and against any and all liability, fines, suits, demands, costs and expenses of any kind or nature (including, without limitation, reasonable attorneys' fees and disbursements) incurred in or in connection with any such claim or proceeding brought thereon, and the defense thereof, but shall be limited to the extent any proceeds actually collected by Landlord or Tenant (as the case may be) or such injured party under policies owned by Landlord or Tenant (as the case may be) or such injured party with respect to such damage or injury are insufficient to satisfy same. The indemnity and hold harmless agreements in this Paragraph in favor or a party shall not apply in cases of that party's sole negligence.

13.      Subordination.

         (a) This Lease and all rights of Tenant hereunder are and shall be subject and subordinate to any deeds of trust, mortgages or other instruments of security ("Security Instruments"), as well as to any ground leases or primary leases ("Master Leases"), that now or hereafter cover any of the Property or any interest of Landlord therein, and to any and all advances made on the security thereof, and to any and all increases, renewals, modifications, consolidations, replacements and extensions thereof. Landlord hereby expressly reserves the right, at its option and declaration, to place Security Instruments and Master Leases on and against any of the Property or any interest of Landlord therein, superior in effect to this Lease and the estate created hereby. This clause shall be self-operative and no further instrument of subordination need be required, however, upon Landlord's request, or upon the request of any holder (a "Holder") under any Security Instrument, or of any lessor (a "Lessor") under any Master Lease, Tenant shall execute promptly any instrument (including without limitation an amendment to this Lease that does not materially and adversely affect Tenant's rights or duties under this Lease) or instruments intended to subordinate this Lease or to evidence the subordination of this Lease to any such Security Instrument or Master Lease. Tenant hereby appoints Landlord Tenant's attorney in fact to execute any such instrument for and on behalf of Tenant.

         (b) In the event of the enforcement by a Holder under any Security Instrument of the remedies provided for by law or by such Security Instrument, or in the event of the termination of any Master Lease, the Holder or the Lessor may terminate this Lease or may continue this Lease in full force and effect as a direct lease between such Holder or Lessor and Tenant. If the Holder or Lessor continues this lease, Tenant will attorn to and automatically become the tenant of such successor in interest without change in the terms or other provisions of this Lease (Tenant hereby waiving any right Tenant may have to terminate this Lease or surrender possession of the Premises) and this Lease shall continue in full force and effect; provided, however, that such successor in interest shall not be bound by or liable for (i) any payment of Rent for more than one month in advance, (ii) any amendment or modification of this Lease made without the written consent of such Holder, Lessor or successor in interest, or (iii) any offset, claim or cause of action which Tenant may have against Landlord relating to the period which is prior to the time Tenant becomes the tenant of such successor in interest. Upon request by any Holder, Lessor or successor in interest to either, Tenant shall execute and deliver an instrument confirming this attornment herein provided for.

         (c) Tenant agrees that any Holder or Lessor may at any time subordinate any rights which Holder or Lessor may hold to the rights of Tenant under this Lease.

14. Rules and Regulations. Tenant shall comply fully with the rules and regulations of the Building, the Property and the Park that are attached hereto as Exhibit C, and made a part hereof as though fully set out herein. Tenant shall further be responsible for the compliance with such rules and regulations by the employees, servants, agents, contractors, visitors and invitees of Tenant. Landlord reserves the right to amend or rescind any of the rules and regulations and to make such other and further rules and regulations as in its reasonable judgment shall from time to time be prudent in the operation and management of the Premises, the Property and/or the Park, which rules and regulations shall be binding upon Tenant upon notice to Tenant of same provided that Landlord agrees to give advance notice to Tenant of any amendment to the rules and regulations and to consider Tenant's comments thereto, if any.

15. Inspection and Access. Landlord and its officers, agents and representatives shall have the right to enter into and upon any and all parts of the Premises at all reasonable hours (or, if any emergency, at any hour) for all reasonable purposes, including without limitation making repairs or alterations, inspecting the Premises, and showing the Premises to prospective tenants, purchasers or lenders; and Tenant shall not be entitled to any abatement or reduction of Rent by reason thereof, nor shall such be deemed to be an actual or constructive eviction. Unless there is an emergency, Landlord shall give prior notice to Tenant and shall allow a representative to accompany Landlord provided such representative does not interfere with such entry.

16.      Condemnation.

         (a) If all of the Premises shall be taken by any public or quasi-public authority under the power of condemnation, eminent domain or expropriation, or in the event of conveyance of all of the Premises in lieu thereof, this Lease shall terminate as of the day possession shall be taken by such authority. If thirty percent (30%) or less of the Premises shall be so taken or conveyed, this Lease shall terminate only in respect of the part so taken or conveyed as of the day possession shall be taken by such authority. If more than thirty percent (30%) of the Premises or if an essential portion of the Property shall be so taken or conveyed, this Lease shall terminate only in respect of the part of the Premises, so taken or conveyed as of the day possession shall be taken by such authority, but Landlord and Tenant shall have the right to terminate this Lease upon notice given to the other party within 30 days after such taking of possession. Landlord shall receive any and all funds or compensation paid by the authority for property taken or conveyed, provided that Tenant shall receive any portion of such condemnation proceeds awarded by the authority specifically allocated to improvements paid for by Tenant to the extent such improvements increased the value of the Premises for purposes of such award.

         (b) If this Lease shall continue in effect as to any portion of the Premises not so taken or conveyed, the Basic Rent and the RA of the Premises shall be computed on the basis of the remainder of the Premises as of the day possession shall be taken. Except as specifically provided herein, in the event of any such taking or conveyance there shall be no reduction in Rent. If this Lease shall continue in effect, Landlord shall make all necessary alterations so as to constitute the remainder of the Premises a complete tenantable unit. Landlord shall do so at its expense, but shall be obligated only to the extent of the net award or other compensation (after deducting all expenses in connection with obtaining same) available to Landlord for the improvements taken or conveyed (excluding any award or other compensation for land). Within thirty
(30) days of Landlord's receipt of the net award or other compensation, Landlord shall advise Tenant whether such funds are sufficient or constitute the remainder of the Premises a complete tenantable unit. If such funds are not sufficient and if Landlord elects therefore not to proceed, or if for any other reason Landlord does not make such alterations to constitute the remainder of the Premises a tenantable unit, Tenant shall have the right upon notice to terminate this Lease.

         (c) All awards and compensation for any taking or conveyance, whether for the whole or a part of the Premises, the Property or any other portion of the Park shall be property of Landlord, and Tenant hereby assigns to Landlord all of Tenant's right, title and interest in and to any and all such awards and compensation. Tenant shall be entitled to claim in the condemnation proceeding such award or compensation as may be allowed for Tenant's personal property and for loss of business, and the cost of Tenant's relocation, but only if such award or compensation shall be made by the condemning authority in addition to, and shall not result in a reduction of, the award or compensation made by it to Landlord.

17. Fire or Other Casualty. If the Premises or the Building shall be destroyed or materially damaged and Landlord is unable to restore the Premises or the Building to an acceptable condition within a reasonable amount of time, then either party may terminate this Lease by notice to the other within thirty
(30) days after the occurrence of the casualty, and this Lease shall terminate as of the date of the casualty. If neither party terminates this Lease, Landlord shall proceed with reasonable diligence and at its sole cost and expense to rebuild and repair the Premises or the Building, as the case may be, and this Lease shall continue in full force and effect. If the casualty is due wholly or in part to an act or omission of Tenant or Tenant's agents, employees, invitees or contractors, Tenant shall pay to Landlord any deductible under Landlord's insurance policies. Notwithstanding the foregoing, if any Holder requires that the insurance proceeds be used to retire a debt, or if any Lessor should terminate a Master Lease as a result of any such casualty, then Landlord may elect not to rebuild and this Lease shall terminate upon delivery to Tenant of a notice to that effect. Landlord's obligation to rebuild and repair under this Paragraph 17 shall in all events be limited to restoring the Premises (including the Landlord's furniture) to substantially the condition same were in immediately preceding the casualty, excluding all signs, fixtures, equipment or furniture of Tenant and any alterations, additions or improvements to the Premises made by Tenant, whether prior to or after the Commencement Date. Tenant agrees that promptly after completion of such work by Landlord, Tenant shall proceed with reasonable diligence and at its sole cost and expense to rebuild, repair and restore all signs, furniture, equipment, fixtures and other improvements which may have been placed by Tenant within the Premises. Provided that the casualty did not occur by reason of any act or omission of Tenant or Tenant's agents, employees, invitees or contractors, Landlord shall allow Tenant a diminution of Basic Rental during the time the Premises are unfit for occupancy, which diminution shall be based upon the proportion of square feet which are unfit for occupancy to the total square feet in the Premises. Except as hereinafter provided, any insurance which may be carried by Landlord or Tenant against loss or damage to the Building or to the Premises shall be for the sole benefit of the party carrying such insurance and under its sole control. Tenant shall be responsible for obtaining fire and extended coverage insurance for full replacement cost upon all improvements and fixtures installed in the Premises at Tenant's expense, if any, and the contents of the Premises.

18. Holding Over. Should Tenant, or any of its successors in interest, hold over the Premises, or any part thereof, after the expiration of the Lease Term, unless otherwise agreed in writing by Landlord, such holding over shall constitute and be construed as a tenancy at will only, at a daily rental equal to the daily Rent payable for the last month of the Lease Term plus thirty-five percent (35%) of such amount. The inclusion of the preceding sentence shall not be construed as Landlord's consent for Tenant to hold over.

19. Taxes on Tenant's Property. Tenant shall be liable for all taxes levied or assessed against all personal property, furniture or fixtures placed by Tenant in the Premises. If any such taxes for which Tenant is liable are levied or assessed against Landlord or Landlord's property and if Landlord pays same or if the assessed value of Landlord's property is increased by inclusion of personal property, furniture or fixtures placed by Tenant in the Premises, and Landlord pays the taxes based on such increase, Tenant shall pay to Landlord upon demand that part of such taxes for which Tenant is primarily liable hereunder.

20. Events of Default. The following events shall be deemed to be events of default by Tenant under this Lease:

         (a) Tenant shall fail to pay when due any Adjusted Rental or other sums payable by Tenant hereunder and such failures continues for a period of five (5) days after written notice to Tenant by Landlord (or under any other lease now or hereafter executed by Tenant in connection with space in the Property).

         (b) Tenant shall fail to comply with or observe any other provision of this Lease (or any other lease now or hereafter executed by Tenant in connection with space in the Park), and such failure continues for fifteen (15) days after delivery to Tenant of notice thereof, provided that if such failure cannot with due diligence be cured within said 15 day period, said failure shall not constitute an event of default if Tenant commences to cure such default within 10 days after its occurrence and thereafter diligently proceeds to cure such default to completion.

         (c) Tenant shall make a transfer in fraud of creditors or an assignment for the benefit of creditors.

         (d) Any petition shall be filed by or against Tenant under any appropriate federal or state bankruptcy or insolvency law and with respect to an involuntary petition, same is not dismissed within 60 days after its filing; or Tenant shall be adjudged bankrupt or insolvent in proceedings filed thereunder; or Tenant shall admit that it cannot meet its financial obligations as they become due. For additional provisions regarding Tenant's bankruptcy see Exhibit F.

         (e) A receiver or trustee shall be appointed for all or substantially all of the assets of Tenant.

         (f) One or more of the events enumerated in clauses (c), (d) and (e) occurs to Guarantor.

         (g) Tenant shall abandon or vacate any portion of the Premises. For purposes of this Lease, Tenant shall be deemed to have abandoned the Premises if Tenant fails to utilize all or substantially all of the Premises for the purpose permitted herein for ten (10) or more consecutive days.

         (h) Tenant shall do or permit to be done anything which creates a lien upon the Premises which is not removed within 20 days after its creation.

         (i) Tenant shall fail to execute an Estoppel Certificate in the form and time period requested by Landlord pursuant to Paragraph 29.

21. Remedies. Upon the occurrence of any event of default by either party specified in this Lease, the other party may pursue any and all remedies which it may then have hereunder or at law or in equity, including, without limitation, any one or more of the remedies listed in this section. In all cases, party agrees that it will make commercially reasonable efforts to mitigate damages from any default by the other party.

         (a) Terminate this Lease, in which event Tenant immediately shall surrender the Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or any arrearage in Rent hereunder or at law or in equity, enter upon and take possession of the Premises. To the extent permitted by law, Tenant agrees to pay to Landlord on demand the amount of all loss, cost, expense and damage which Landlord may suffer or incur by reason of such termination, whether through inability (after a commercially reasonable effort) to relet the Premises on satisfactory terms or otherwise, including the following:

         (i) the worth at the time of award of any unpaid Rent which had been earned at the time of such termination; plus

         (ii) the worth at the time of award of the amount by which the unpaid Rent which would have been earned after termination until the time of award exceeds the amount of such rental loss which Tenant proves could have been reasonably avoided; plus

         (iii) to the extent such damages are not mitigated by obtaining a new tenant, the amount of the unpaid Rent for the balance of the term; plus

         (iv) any other amount, including court costs, or costs of reletting (including leasing and refitting costs), necessary to compensate Landlord for all detriment proximately caused by Tenant's failure to perform Tenant's obligations under this Lease or which in the ordinary course of things would be likely to result therefrom; plus

         (v) at Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law; and

         (vi) all reasonable attorneys' fees incurred by Landlord relating to the default and termination of this Lease.

         All Rent shall be computed on the basis of the amount thereof which was due and payable to Landlord for the month immediately prior to default. As used in subparagraphs (i) and (ii) above, the "worth at the time of award" is to be computed by allowing interest at the Past Due Rate.

         (b) Enter upon and take possession of the Premises by virtue of the laws of the State of Utah for summary proceedings for possession of real estate or such other proceeding as may be applicable, and if Landlord so elects, relet all or any part of the Premises on such terms as Landlord shall deem advisable (including, without limitation, such concessions and free rent as Landlord deems necessary or desirable) and receive and retain all of the rent therefor; and Tenant agrees (i) to pay to Landlord on demand any deficiency that may arise by reason of such reletting for the remainder of the Lease Term (or any extension thereof, if the event of default occurs during such extension term), and (ii) that Tenant shall not be entitled to any rents or other payments received by Landlord in connection with such reletting even if such rents and other payments are in excess of the amounts that would otherwise be payable to Landlord under this Lease. Tenant shall be liable immediately to Landlord for all costs Landlord incurs in reletting the Premises, including, without limitation, brokers' commissions, reasonable attorneys' fees incurred in connection with the reletting and in connection with Tenant's default hereunder, expenses of repairing, altering and remodeling the Premises required by the reletting, and like costs. Tenant expressly acknowledges that Landlord has no duty to relet the Premises, that Landlord may offer all or any part of the Premises for any period, to any tenant and for any use which Landlord may elect, and that Landlord may offer for lease any vacant space in the Project Buildings prior to offering the Premises for lease.

         (c) Make such payments or enter upon the Premises, and perform whatever Tenant is obligated to pay or perform under the terms of this Lease; and Tenant agrees to reimburse Landlord on demand for any expenditures and expenses (together with interest thereon at the Past Due Rate from the date paid by Landlord) which Landlord may make or incur in thus effecting compliance with Tenant's obligations under this Lease.

         (d) Receive from Tenant all sums, the payment of which may have been waived or abated by Landlord or which may have been paid by Landlord pursuant to any agreement to grant Tenant a rental abatement or other monetary inducement or concession, including but not limited to any tenant finish allowance or moving allowance, it being agreed that any such concession or abatement was made on the basis that Tenant fully perform all obligations and covenants under the Lease for the entire Lease Term.

         (e) Collect, from time to time, by suit or otherwise, each installment of Rent or other sum as it becomes due hereunder, or to enforce, from time to time, by suit or otherwise, any term or provision hereof on the part of Tenant required to be kept or performed.

         (f) No re-entry or taking possession of the Premises by Landlord shall be construed as an election on Landlord's part to terminate this Lease, unless a written notice of such intention be given to Tenant. Notwithstanding any such reletting or re-entry or taking possession, Landlord may at any time thereafter terminate this Lease for a previous default. Pursuit of any remedy set forth herein shall not preclude pursuit of any other remedy provided herein or available at law, nor shall pursuit of any remedy constitute a forfeiture or waiver of any Rent due to Landlord hereunder or of any damage suffered by Landlord because of the violation of any term of this Lease. Landlord's acceptance of any Rent following an event of default hereunder shall not waive such event of default. No payment by Tenant or receipt by Landlord of any amount less than the amounts due by Tenant hereunder shall be deemed to be other than on account of the amounts due by Tenant hereunder, nor shall an endorsement or statement on any check or document accompanying any payment be deemed an accord and satisfaction.

         (g) If Landlord takes possession of the Premises as permitted herein, Landlord may keep in place and use all furniture, fixtures and equipment at the Premises, including that which is owned by or leased to Tenant at all times prior to any foreclosure thereon by Landlord or repossession thereof by a lessor thereof or third party having a lien thereon. Landlord also may remove from the Premises (without the necessity of obtaining a distress warrant, writ of sequestration or other legal process) all or any portion of such furniture, fixtures, equipment and other property located thereon and store same at any premises within Utah County, Utah. In such event, Tenant shall pay to Landlord all costs incurred by Landlord in connection with such removal and storage and shall indemnify and hold Landlord harmless from all loss, damage, cost, expense and liability in connection with such removal and storage. Landlord's rights herein are in addition to any and all other rights which Landlord has or may hereafter have at law or in equity.

         (h) If Landlord must notify Tenant of any failure (monetary or non-monetary) of Tenant to comply with any provision of this Lease, that obligation to notify tenant shall terminate following the second such notice delivered to Tenant within any twelve-month period during the Lease Term.

22. Landlord's Liability. Landlord shall not be in default under this Lease unless and until it fails to perform an obligation hereunder within thirty (30) days after written notice by Tenant to Landlord specifying the obligation which Landlord has not performed. However, if Landlord's obligation reasonably requires more than thirty (30) days for its performance, Landlord shall not be in default if it commences performance within such thirty-day period and uses reasonable efforts to complete same. Tenant has no right to claim any nature of lien against the Building or the Property or to withhold, deduct from or offset against any Rent or other sums to be paid to Landlord. All obligations of Landlord hereunder are binding upon Landlord only during the period of its ownership of the Property. The term "Landlord" means only the owner, for the time being, of the Property. In the event of the transfer by such owner of its interest in the Property, such owner shall thereupon be released and discharged from all covenants and obligations of Landlord thereafter accruing, but such covenants and obligations shall be binding during the Lease Term upon each new owner for the duration of such owner's ownership. Any liability of Landlord to Tenant relating to this Lease shall be limited to the interest of Landlord in the Premises, and Landlord shall not be personally liable for any deficiency.

23. Surrender of Premises. No act or thing done by Landlord or its agents during the Lease Term shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid unless the same be made in writing and signed by Landlord.

24. Attorneys' Fees. In the event that any action or proceeding is brought to enforce any term, covenant or condition of this Lease on the part of Landlord or Tenant, the prevailing party in such action or proceeding shall be entitled to reasonable attorneys' fees to be fixed by the court therein.

25. Mechanic's Liens. Tenant will not permit any mechanic's lien or liens to be placed upon the Premises, the Building or any other portion of the Park, or any portion thereof, caused by or resulting from any work performed, materials furnished or obligation incurred by or at the request of Tenant subject to conditions in Section 9 above. All Tenant work that is not authorized by Landlord in writing, causing the filing of any lien, Tenant will immediately pay or otherwise obtain the release of same. If default in compliance with this Paragraph shall continue for fifteen ( 15) days after delivery to Tenant of a notice thereof from Landlord, Landlord shall have the right and privilege at Landlord's option of paying the same or any portion thereof without inquiry as to the validity thereof, and any amounts so paid, including expenses and interest, shall be so much additional rent hereunder due from Tenant to Landlord and shall be repaid to Landlord (together with interest at the Past Due Rate from the date paid by Landlord) within fifteen ( 15) days after delivery to Tenant of a request from Landlord therefor.

26. Insurance. On or before the date of this Lease, Tenant shall, at Tenant's sole cost, procure and continue in force the following insurance coverage: (a) commercial general liability insurance with a combined single limit for bodily injury and property damage of not less than $1,000,000 per occurrence, including, without limitation, contractual liability coverage for the performance by Tenant of the indemnity agreements set forth in Paragraph 11.1; (b) property insurance with special causes of loss including theft coverage, insuring against fire, extended coverage risks, vandalism and malicious mischief, and including boiler and sprinkler leakage coverage, in an amount equal to the full replacement cost (without deduction for depreciation) of all furnishings, trade fixtures, leasehold improvements, equipment and other personal property from time to time situated in or on the Premises; and (c) workers' compensation insurance satisfying Tenant's obligations under the workers' compensation laws of the State of Utah. Such minimum limits shall in no event limit the liability of Tenant under this Lease. Such liability insurance shall name Landlord and any other person specified from time to time by Landlord as an additional insured, such property insurance shall name Landlord as a loss payee as Landlord's interests may appear, and both such liability and property insurance shall be with companies acceptable to Landlord having a rating of not less than A:XII in the most recent issue of Best's Key Rating Guide, Property-Casualty. All liability policies maintained by Tenant shall contain a provision that Landlord and any other additional insured, although named as an insured, shall nevertheless be entitled to recover under such policies for any loss sustained by Landlord and Landlord's agents and employees as a result of the acts or omissions of Tenant. Tenant shall furnish Landlord with certificates of coverage. No such policy shall be cancelable or subject to reduction of coverage or other modification except after thirty (30) days' prior written notice to Landlord by the insurer. All such policies shall be written as primary policies, not contributing with and not in excess of the coverage which Landlord may carry, and shall only be subject to such deductibles as may be approved in writing in advance by Landlord. Tenant shall, at least ten (10) days prior to the expiration of such policies, furnish Landlord with renewals of, or binders for, such policies. Landlord and Tenant waive all rights to recover against each other, against any other tenant or occupant of the Building and against the officers, directors, shareholders, partners, joint venture's, employees, agents, customers, invitees or business visitors of each other or of any other tenant or occupant of the Building, for any loss or damage arising from any cause covered by any insurance carried by the waiving party, but only to the extent that such loss or damage is actually covered. Landlord and Tenant shall cause their respective insurance carriers to issue appropriate waivers of subrogation rights endorsements to all policies of insurance carried in connection with the Premises or the contents of the Premises. Tenant shall cause all other occupants of the Premises claiming by, through or under Tenant to execute and deliver to Landlord a waiver of claims similar to the waiver contained in this Paragraph and to obtain such waiver of subrogation rights endorsements. Any mortgage lender holding an interest in any part of the Property may, at Landlord's option, be afforded coverage under any policy required to be secured by Tenant under this Lease by use of a mortgagee's endorsement to the policy concerned.

27. Brokerage. Tenant warrants that it has had no dealings with any broker or agent in connection with the negotiation or execution of this Lease other than the Broker (as defined in the Basic Lease Information), and Tenant agrees to indemnify Landlord against all costs, expenses, attorneys' fees or other liability for commissions or other compensation or charges claimed by any broker or agent other than Broker who claims same by, through or under Tenant.

28. Building Name. Landlord reserves the right at any time to give a name to the Building or to change the name by which the Building is designated.

29. Estoppel Certificates. Tenant agrees to furnish from time to time when requested by (a) Landlord, (b) a Holder or a Lessor, or (c) any prospective Holder, Lessor or purchaser of the Building or the Property, a certificate signed by Tenant confirming such factual certifications and representations as to the terms and conditions of this Lease and amendments, if any, as may be deemed appropriate by Landlord or any such Holder, Lessor, or purchaser, and Tenant shall, within fifteen (15) days following Tenant's receipt of said proposed certificate from Landlord, return a fully executed copy of said certificate to Landlord. In the event Tenant fails to return a fully executed copy of such certificate to Landlord within said fifteen-day period, then Tenant conclusively shall be deemed to have approved and confirmed all of the terms, certifications and representations contained in such certificate.

30. Notices. Each provision of this Lease, or of any applicable governmental laws, ordinances, regulations, and other requirements with reference to the sending, mailing or delivery of any notice, or with reference to the making of any payment by Tenant or Landlord, shall be deemed to be complied with when and if the following specs are taken:

         (a) All Rent and other payments required to be made by Tenant to Landlord hereunder shall be payable to, and must be received by, Landlord on the date due and at the address set forth in the Basic Lease Information or at such other address as Landlord may specify from time to time by written notice delivered in accordance herewith.

         (b) Any notice, request or documents (excluding Rent and other payments) permitted or required to be delivered hereunder must be in writing and shall be deemed delivered upon receipt if actually received and whether or not received when deposited in the United States mail, postage prepaid, certified mail (with or without return receipt requested), addressed to Tenant and Landlord (with a copy to Landlord's Counsel) at the respective addresses set forth in the Basic Lease Information or at such other address as either of said parties have theretofore specified by written notice delivered in accordance herewith. To be effective, any notice sent to Landlord must also be sent to Landlord's Counsel.

If and when included within the term "Tenant" as used in this Lease there are more than one person, firm or corporation, all shall arrange among themselves for their joint execution of such notices specifying some individual at some specific address for the receipt of notices and payments to Tenant. All parties included within the term "Tenant" shall be bound by notices and payments given in accordance with the provisions of this Paragraph the same as if each had received such notice or payment.

31. Severability. If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws effective during the Lease Term, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby, and it is also the intention of the parties to this Lease that in lieu of each clause or provision of this Lease that is illegal, invalid or unenforceable, there be added as a part of this Lease a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable.

32. Amendments: No Waiver: Binding Effect. This Lease may not be altered, changed or amended, except by instrument in writing signed by both parties hereto. No provision of this Lease shall be deemed to have been waived by Landlord or Tenant unless such waiver be in writing signed by the party making the waiver and addressed to the other party, nor shall any custom or practice which may evolve between the parties in the administration of the terms hereof be construed to waive or lessen the right of Landlord to insist upon the performance by Tenant in strict accordance with the terms hereof. The terms and conditions contained in this Lease shall apply to, inure to the benefit of, and be binding upon the parties hereto, and upon their respective successors in interest and legal representatives, except as otherwise herein expressly provided.

33. Quiet Enjoyment. Tenant shall peaceably and quietly hold and enjoy the Premises for the Lease Term, without hindrance from Landlord or Landlord's successors or assigns, subject to (i) the terms and conditions of this Lease, including the performance by Tenant of all of the terms and conditions of this Lease to be performed by Tenant, including the payment of rent and other amounts due hereunder, and (ii) actions and claims of any person or entity holding superior title to that of Landlord, including, but not by way of limitation, any person or entity who holds an interest in the Premises to which the leasehold interests created by this Lease is subordinate.

34. Gender. Words of any gender used in this Lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires.

35. Joint and Several Liability. If there be more than one Tenant, the obligations hereunder imposed upon Tenant shall be joint and several. If there be a Guarantor of Tenant's obligations hereunder, the obligations hereunder imposed upon Tenant shall be the joint and several obligations of Tenant and Guarantor and Landlord need not first proceed against Tenant before proceeding against Guarantor nor shall Guarantor be released from its guaranty for any reason whatsoever, including, without limitation, in case of any amendments hereto, waivers hereof or failure to give Guarantor any notices hereunder.

36. Certain Rights Reserved by Landlord. Landlord shall have the following rights, exercisable without notice and without liability to Tenant for damage or injury to property, person or business and without effecting an eviction, constructive or actual, or disturbance of Tenant's use or possession or giving rise to any claim for Set-off or abatement of Rent:

         (a) To decorate and to make repairs, alterations, additions, changes or improvements, whether structural or otherwise, in and about the Premises, the Building and/or the Park, or any part thereof, and for such purposes to enter upon the Premises, the Building or other parts of the Park and, during the continuance of any such work, to temporarily close doors, entryways, public space and corridors in the Premises, the Building or other parts of the Park, to store materials in the Premises, to interrupt or temporarily suspend Building services and facilities, to change the arrangement and location of entrances or passageways, doors and doorways, corridors, elevators, stairs, toilets, or other public parts of the Building, and to change the arrangement and location of all parking areas, sidewalks and driveways situated upon the Land or elsewhere in the Park, all without abatement of Rent or affecting any of Tenant's obligations hereunder, so long as the Premises are reasonably accessible.

         (b) To grant to anyone the exclusive right to conduct any business or render any service in or to the Building, provided such exclusive right shall not operate to exclude Tenant from the use expressly permitted herein.

         (c) To prohibit the placing of vending or dispensing machines of any kind in or about the Premises without the prior written permission of Landlord.

         (d) To take all such reasonable measures as Landlord may deem advisable for the security of the Property and its occupants, including, without limitation, the evacuation of the Building for cause, suspected cause, or for drill purposes, the temporary denial of access to the Building, and the closing of the Building after Customary Business Hours and on Saturdays, Sundays and

Holidays, subject, however, to Tenant's right to admittance when the Building is closed after Customary Business Hours under such reasonable regulations as Landlord may prescribe from time to time which may include, by way of example but not of limitation, that persons entering or leaving the Building, whether or not during Customary Business Hours, use a pass key, or identify themselves to a security officer by registration or otherwise and that such persons establish their right to enter or leave the Building.

37. Notice to Lender. Tenant agrees to deliver by certified mail to any Holder or Lessor a copy of any written notice of nonperformance given by Tenant to Landlord, specifying the alleged failure to perform in reasonable detail, provided that prior to giving any such notice to Landlord, Tenant has been notified in writing of the address of such Holder or Lessor. Tenant further agrees that if Landlord fails to cure any nonperformance within the time provided for in this Lease, then any such Holder or Lessor shall have an additional forty-five (45) days within which to cure such nonperformance, or if same cannot be cured within that time, then such additional time as may be necessary for cure if, within such sixty-day period, such holder or lessor has commenced performance of such obligation and diligently pursues the same to completion, including but not limited to commencement of foreclosure proceedings necessary to effect such cure.

38. Captions. The captions contained in this Lease are for convenience of reference only, and in no way limit or enlarge the terms and conditions of this Lease.

39.      Miscellaneous.

         (a) Any approval by Landlord or Landlord's architects and/or engineers of any of Tenant's drawings, plans and specifications that are prepared in connection with any construction of improvements in the Premises shall not in any way be construed or operate to bind Landlord or to constitute a representation or warranty of Landlord as to the adequacy or sufficiency of such drawings, plans and specifications, or the improvements to which they relate, for any use, purpose, or condition, but such approval shall merely be the consent of Landlord as may be required hereunder in connection with Tenant's construction of improvements in the Premises in accordance with such drawings, plans and specifications.

         (b) Each and every covenant and agreement contained in this Lease is, and shall be construed to be, a separate and independent covenant and agreement.

         (c) There shall be no merger of this Lease or of the leasehold estate hereby created with the fee estate in the Premises or any part thereof by reason of the fact that the same person may acquire or hold, directly or indirectly, this Lease or the leasehold estate hereby created or any interest in this Lease or in such leasehold estate as well as the fee estate in the Premises or any interest in such fee estate.

         (d) Neither Landlord nor Landlord's agents or brokers have made any representations or promises with respect to the Property, or any portion thereof, except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this Lease.

         (e) The submission of this Lease to Tenant for examination does not constitute an offer, reservation or option in favor of Tenant, and Tenant shall have no rights with respect to this Lease or the Premises unless and until Landlord shall execute a copy of this Lease and deliver the same to Tenant.

         (f) This Lease shall be subject to any and all easements, rights-of-way, covenants, liens, conditions, restrictions, outstanding mineral interest and royalty interests, if any, relating to the Park, to the extent, and only to the extent, same still may be in force and effect and either shown of record in the Office of the County Clerk of Utah County, Utah or apparent on the Property.

         (g) Tenant shall not bring or permit to remain on the Premises any asbestos, lead, PCBs, petroleum or petroleum products, explosives, toxic materials, or substances defined as hazardous wastes, hazardous materials, or hazardous substances under any federal, state, or local law or regulation ("Hazardous Materials"). Tenant's violation of the foregoing prohibition shall constitute a material breach and default hereunder and Tenant shall indemnify, hold harmless and defend Landlord from and against any claims, damages, penalties, liabilities, and costs (including reasonable attorneys' fees and court costs) caused by or arising out of (i) a violation of the foregoing prohibition or (ii) the presence or any release of any Hazardous Materials on, under, or about the Premises during Tenant's occupancy or control of the Premises. Tenant shall clean up, remove, remediate and repair any soil or ground water contamination and damage caused by the presence or release of any Hazardous Materials in, on, under, or about the Premises during Tenant's occupancy of the Premises in conformance with the requirements of applicable law. Tenant shall immediately give Landlord written notice of any suspected breach of this Paragraph, upon learning of the presence or any release of any Hazardous Materials, and upon receiving any notices from governmental agencies pertaining to Hazardous Materials which may affect the Premises. The obligations of Tenant hereunder shall survive the expiration or earlier termination, for any reason, of this Lease.

         (h) Tenant shall not record this Lease.

         (i) If Tenant is a corporation or association, Tenant shall deliver to Landlord upon execution of this Lease a certified copy of a resolution of its board of directors or executive committee authorizing the execution of this Lease and naming the officers who are authorized to execute this Lease on behalf of Tenant. Notwithstanding the preceding sentence, Tenant shall be bound by the signature of any officer of Tenant purporting to have the necessary authority to sign this Lease, but Landlord may elect to terminate this Lease if Landlord has not received and approved the form of such a resolution within sixty (60) days of the execution of this Lease.

         (j) The term "business day," when used herein, shall mean every day that is not a Saturday, Sunday or Holiday.

         (k) Except as expressly provided herein, whenever this Lease calls for a consent or approval of Landlord, or the exercise of Landlord's judgment, the granting or denial of such approval and the exercise of such judgment shall not be unreasonably withheld.

         (l) Tenant shall have the right to use the Shared Park Facilities on a non-exclusive basis together with Landlord and all other occupants of the Park subject to the rules and regulations promulgated or to be promulgated by Landlord with respect to the use of the Shared Park Facilities. Tenant shall pay to Landlord, as additional rent hereunder, a subsidy on behalf of Tenant's employees and invitees with respect to use of the Retreat Food Court located in the Park. Such subsidy shall be based on the aggregate deficit of the cafeteria and on the RA of the Premises and the rentable area of all Park Buildings. Landlord reserves the right at its sole discretion to discontinue the Fitness Center, the Retreat Food Court, and other amenities as part of the Shared Facilities. Landlord reserves the right to change the availability and use of the Shared Park Facilities.

         (m) Tenant shall summon the appropriate municipal emergency forces (police, fire department, or ambulance, as the case may be) in the event of fire, serious injury or other emergency in the Premises immediately upon obtaining knowledge thereof. Immediately after summoning municipal emergency forces, Tenant shall advise Landlord and the security forces. Tenant shall cooperate fully with local and/or regional emergency forces and with Landlord during any emergency.

         (n) Tenant acknowledges that certain of Landlord's employees and its agents will, in response to a signal by Landlord, assist Landlord in addressing an emergency in the Park. None of these personnel will be held liable by Tenant for any actions taken in responding to an emergency in the Park; further, Tenant shall indemnify and hold Landlord, its agents and employees harmless from and against any and all claims brought by Tenant's employees, contractors, agents or invitees and any of their dependents, heirs, successors or assigns arising out of any act or omission, including negligence, which may occur while responding to an emergency in the Park.

         (o) All payments required to be made hereunder other than Basic Rent shall constitute additional rent hereunder. Landlord shall have the same rights and remedies with respect to the non-payment of additional rent as it is with respect to the non-payment of Basic Rent.

         (p) If Tenant shall default in the performance of any of Tenant's obligations under this Lease, Landlord, without thereby waiving such default, may (but shall not be obligated to) perform the same for the account and at the expense of Tenant, without notice in a case of emergency, and in any other case only if such default continues after the expiration of five (5) days from the date Landlord gives Tenant notice of the default. Bills for any such expenses incurred by Landlord, and bills for all reasonable costs, expenses and disbursements, including reasonable attorneys' fees and expenses, involved in collecting the Rent or enforcing any rights against Tenant or Tenant's obligations hereunder, may be sent by Landlord to Tenant immediately, and such amounts shall be due and payable in accordance with their terms.

40. Force Majeure. If Landlord is delayed in performing an obligation of Landlord hereunder as a result of strikes, lockouts, shortages of labor, fuel or materials, acts of God, legal requirements, fire or other casualty, or any other cause beyond Landlord's control, then performance of such obligation shall be excused for the period of such delay, and the period to perform such obligation shall be extended by the number of days equivalent to the number of days of such delay. Landlord shall not be required to settle or compromise any strike, lockout or other labor disputes, the resolution thereof being within the sole discretion of Landlord.

41. Applicable Law. This Lease shall be governed in all respects by the laws of the State of Utah. Landlord and Tenant intend to conform strictly to all applicable state and federal usury laws. All agreements between Landlord and Tenant, whether now existing or hereafter arising and whether written or oral, are expressly limited so that in no contingency or event whatsoever shall the amount contracted for, charged or received by Landlord for the use, forbearance or detention of money exceed the maximum amount which Landlord is legally entitled to contract for, charge or collect under applicable state or federal law. If, from any circumstance whatsoever, fulfillment of any provision hereof at the time performance of such provision shall be due shall involve transcending the limit of validity prescribed by law, then the obligation to be fulfilled shall be automatically reduced to the limit of such validity, and if from any such circumstance, Landlord shall ever receive as interest or otherwise an amount in excess of the maximum that can be legally collected, then such amount which would be excessive interest shall be applied to the reduction of the Rent; and if such amount which would be excessive interest exceed the Rent, then such additional amount shall be refunded to Tenant.

42. Third Party Rights. Nothing herein expressed or implied is intended, or shall be construed, to confer upon or give to any person or entity, other than the parties hereto, any right or remedy under or by reason of this Lease.

43. Americans With Disabilities Act. Landlord and Tenant acknowledge that during the term of this Lease, the Americans With Disabilities Act, 42 U.S.C.A. ss.12101 et seq. (the "Act"), may require modifications to the Premises, the Building and to the Park. With respect to the Act, Landlord and Tenant agree as follows:

         (a) Landlord shall be responsible for any modifications to the Premises required to bring the Premises into compliance with the Act as it reads as of the date of commencement hereof.

         (b) Landlord shall modify the improvements which constitute the Building (other than the Premises) and the Shared Park Facilities if required to bring the Building and the Shared Park Facilities in compliance with the Act, as same may be modified from time to time. The cost of such modifications shall be amortized upon such reasonable basis as Landlord may elect and shall be included in the Operating Expenses.

         (c) If, during the term hereof, changes in the Act require modifications or alterations to the Premises or if Tenant makes any changes to the Premises that cause the Premises to be out of compliance with the Act, Tenant shall, following notification of Landlord, be responsible for, and expressly agrees to pay (or reimburse Landlord) for the cost of any modifications or alterations required to bring the Premises into compliance with the Act. All alterations and modifications to the Premises shall be done in a good and workmanlike manner and in accordance with the provisions of Paragraph 7 above, and with plans and specifications approved in writing by Landlord.

         (d) Each party shall indemnify and hold the other harmless from and against any and all fines, suits, claims, demands, losses and actions (including attorneys' fees and costs and court costs) arising out of or related to the other's failure to perform any of its obligations under this Paragraph 43.

44. Site Plan and Restrictive Covenants. Tenant agrees that it will not occupy or use the Premises in violation of or perform any act which violates the site plan for the Park or any of the Restrictive Covenants, as they may hereafter be amended from time to time.

45. Access Control Services. Landlord currently provides basic access control services, which include card access, security patrols and limited camera surveillance. Landlord shall provide one access card, without charge but subject to change without notice, to each employee at the beginning of the Lease Term and to each new employee when they are employed. There will be a $15.00 charge, subject to adjustment without notice, to the Tenant for each card that needs to be replaced or changed for any reason, and that is not returned at the end of the Lease. Landlord will provide two keys to the locks on the corridor doors entering the Premises, with additional keys to be furnished by the Landlord at Tenant's expense. The Landlord at Tenant's expense shall provide any keys or locks needed within the Premises. Landlord and Tenant shall cooperate in good faith to coordinate access policies, procedures, and codes for employees, maintenance personnel, security personnel, and other persons who may need access to the Premises. Landlord's security personnel shall have access to patrol and monitor all reasonable areas, including without limitation server rooms, boilers, chillers, telephone rooms, conduit areas, common areas, and office space. Notwithstanding the foregoing, any security services are provided at the complete discretion of the Landlord and are not to be construed as an obligation of the Landlord under the Lease, except that Landlord shall have the obligation to maintain and repair the card access equipment as part of the Operating Expenses (defined in Exhibit E) as long as Landlord uses such card system to control access to the building. Landlord reserves the right to change these services upon notice. Landlord shall not be held liable for any failure to provide security services or take other security measures for the Building or Park.

46. Exhibits and Attachments. All exhibits and attachments, riders and addenda referred to in this Lease and the exhibits listed below and attached hereto are incorporated into this Lease and made a part hereof for all intents and purposes as if fully set out herein. All capitalized terms used in such documents shall, unless otherwise defined therein, have the same meanings as are set forth herein.

                  Exhibit A         - Site Plan of the Park
                  Exhibit A-1       - Land Owned and Controlled by Landlord
                  Exhibit B         - Plans of Premises located in the Building
                  Exhibit C         - Rules and Regulations
                  Exhibit D         - Leasehold Improvements
                  Exhibit E         - Operating Expenses
                  Exhibit F         - Bankruptcy
                  Exhibit G         - Shared Park Facilities
                  Exhibit H         - Commencement Date

DATED as of the date first written.

LANDLORD:                                   TCU Properties III, LLC,
                                            a Utah limited liability company

Date: December 8, 2004                      By:  /s/ Allen Finlinson
                                            Name: Allen Finlinson
                                            Title: Vice President


TENANT:                                     Aradyme, a Utah Corporation

Date: December 8, 2004                      By:  /s/ Scott Mayfield
                                            Name: Scott Mayfield
                                            Title: CFO